Offerings - Offering: 1	Oct. 06, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 265,685,951.25
Amount of Registration Fee	$ 40,676.52
Offering Note	(1) Calculated as the aggregate maximum purchase price for units of beneficial interest, based upon the estimated net asset value per unit as of April 30, 2025. The fee of $40,676.52 was paid in connection with the filing of the Schedule TO-I by AMG Pantheon Master Fund, LLC (File No. 005-89631) on June 23, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. (2) Calculated at $153.10 per $1,000,000.00 of the Transaction Valuation.